UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported:                        October 1, 1997
                                    -----------------------------------


                             UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                                                0-13265                     59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number) (IRS Employer Identification No.)


1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina 29201
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:            (803) 252-3661
                                                        -----------------------


                           No Change
(Former name or former  address,  if changed since last report.)












This document contains a total of 22 pages.

This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on October 15, 1997 by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), and is filed to include the financial statements required by Item 7 of Form 8-K.

Item 7.  Financial Statements and Exhibits

         a)    Financial Statements of Business Acquired

                  The financial statements for Progressive Therapy Services, P.A., the business acquired by the wholly-owned subsidiary of the Company, are included in this report beginning on page number three (3).

         b)    Pro Forma Financial Information

                  The pro forma financial information for Progressive Therapy Services, P.A., the business acquired by the wholly-owned subsidiary of the Company, is included in this report following the financial information herein in response to Item 7(a) above.

         c)    Exhibits

                  The following exhibit is incorporated by reference to the exhibit of the same number filed with the Company's Form 8-K filed on October 15, 1997.

                           Exhibit 2.1 - Asset Purchase Agreement and Plan of Reorganization (the "Agreement") executed on October 8, 1997, to be effective October 1, 1997, by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly-owned subsidiary of UCI ("UCI of SC"), Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); Progressive Therapy Services, P.A., a South Carolina professional corporation ("Progressive"); Bar-Ed, Professional Corporation, a South Carolina professional corporation ("Bar-Ed"); Barry E. Fitch, PT ("Fitch");
                           H. Edward Wimberly, PT ("Wimberly"); Walter Kris Merschat, OTR/L ("Merschat"); and Michael B. Norton, DC ("Norton").

                 Report on Audits of the Financial Statements of

                       Progressive Therapy Services, P.A.

                        as of December 31, 1996 and 1995

                                    Contents




                                                                           Page

Report of Independent Accountants.............................................5

Progressive Therapy Services, P.A. Financial Statements
     as of December 31, 1996 and 1995......................................6-13

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at September 30, 1996...........................14
     Notes to Combining Balance Sheet........................................15
     Combining Statement of Operations and Accumulated Deficit
        for year ended September 30, 1996....................................16
     Notes to Combining Statement of Operations and Accumulated Deficit......17

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at June 30, 1997................................18
     Notes to Combining Balance Sheet........................................19
     Combining Statement of Operations and Accumulated Deficit
          for the nine months ended June 30, 1997............................20
     Notes to Combining Statement of Operations and Accumulated Deficit......21

                        Report of Independent Accountants




Board of Directors
UCI Medical Affiliates, Inc.

We have audited the accompanying balance sheets of Progressive Therapy Services, P.A. ("Progressive") as of December 31, 1996 and 1995 and the related statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Progressive's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Progressive Therapy Services, P.A. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The financial statements have been prepared solely from the accounts of Progressive Therapy Services, P.A. and do not include the personal accounts of the stockholders or those of any other operations in which they may be engaged.




Columbia, South Carolina
December 5, 1997


           ORIGINAL SIGNED OPINION ON SCOTT, HOLLOWAY & MCELVEEN, LLP
              LETTERHEAD IS ON FILE IN THE CORPORATE OFFICE OF UCI

                       Progressive Therapy Services, P.A.
                                 Balance Sheets
                                  December 31,

                                                 1996                    1995
                                   -------------------     -------------------
Assets
Current assets:
    Cash and cash equivalents           $    11,728             $    5,370
    Accounts receivable, net                147,658                 115,534
                                   -------------------     -------------------
        Total current assets                159,386                 120,904
                                   -------------------     -------------------

Property and equipment, net                 354,225                 234,646
Other assets                                 30,247                  25,220
                                   -------------------     -------------------
                                            384,472                 259,866
                                   -------------------     -------------------

        Total assets                   $    543,858            $    380,770
                                   ===================     ===================

Liabilities and Stockholders' Equity Current liabilities:
Accounts payable and accrued expenses  $    33,566             $    25,435
Line of credit payable                      20,000                  -
Current maturities of capital leases        28,372                  3,082
Current maturities of long-term debt        31,293                  23,289
                                    -------------------     -------------------
        Total current liabilities          113,231                 51,806

Capital leases payable, net of
  current portion                          104,573                 15,075
Long-term debt, net of current portion     225,598                 166,891
                                    -------------------     -------------------
        Total liabilities                  443,402                 233,772
                                    -------------------     -------------------

Stockholders' equity
     Capital stock, $1 par value; 100,000 shares authorized;
       400 shares issued and outstanding       400                     400
     Additional paid-in-capital             19,491                  9,600
     Retained earnings                      80,565                  136,998
                                    -------------------     -------------------
        Stockholders' equity               100,456                 146,998
                                    -------------------     -------------------

        Total liabilities and
           stockholders' equity       $    543,858            $    380,770
                                    ===================     ===================

                 The accompanying notes are an integral part of
                          these financial statements.

                       Progressive Therapy Services, P.A.
                            Statements of Operations
                        for the years ended December 31,


                                           1996                  1995
                                     ------------------    ------------------

Net medical revenue                 $       964,405       $       609,966
Operating costs                             792,387               459,906
                                     ------------------    ------------------
         Operating margin                   172,018               150,060

Depreciation and amortization                48,847                36,708
General and administrative expenses         122,562                79,170
                                     ------------------    ------------------
         Income from operations                 609                34,182

Interest expense                             30,414                17,622
                                     ------------------    ------------------

         Net (loss) income          $       (29,805)      $        16,560
                                     ==================    ==================


                 The accompanying notes are an integral part of
                          these financial statements.

                       Progressive Therapy Services, P.A.
                  Statements of Changes in Stockholders' Equity
                 for the years ended December 31, 1996 and 1995


                                                            Additional                                Total
                                           Capital           Paid in           Retained           Stockholders'
                                            Stock            Capital           Earnings               Equity
                                        --------------    ---------------    --------------     -------------------

Balance, January 1, 1995                $        400      $      9,600       $    120,438       $       130,438
Net income                                         -                 -             16,560                16,560
                                        --------------    ---------------    --------------     -------------------

Balance, December 31, 1995                       400             9,600            136,998               146,998
Bar-Ed capital contribution                        -             9,891                  -                 9,891
Distributions to shareholders                      -                 -            (26,628)              (26,628)
Net loss                                           -                 -            (29,805)              (29,805)
                                        --------------    ---------------    --------------     -------------------

Balance, December 31, 1996              $        400      $     19,491       $     80,565       $       100,456
                                        ==============    ===============    ==============     ===================


                 The accompanying notes are an integral part of
                          these financial statements.

                       Progressive Therapy Services, P.A.
                            Statements of Cash Flows
                        for the years ended December 31,


                                                                        1996                  1995
                                                                  ------------------    ------------------
Operating activities:
Net (loss) income                                                 $       (29,805)      $        16,560
Adjustments to reconcile net (loss) income to cash (used)
      provided by operating activities:
   Depreciation and amortization                                           48,847                36,708
    (Increase) decrease in cash surrender value of life
        insurance                                                          (7,791)                2,732
   Decrease (increase) in other assets                                      2,764               (11,671)
   Changes in operating assets and liabilities:
       Accounts receivable                                                (32,124)              (17,752)
       Accounts payable and accrued expenses                                8,131                12,115
                                                                  ------------------    ------------------
         Cash (used) provided by operating activities                      (9,978)               38,692
                                                                  ------------------    ------------------

Investing activities:
Purchases of property and equipment                                       (52,785)               (4,655)
Proceeds from sale of property and equipment                                3,500                  -
                                                                  ------------------    ------------------
                                                                  ------------------    ------------------
         Cash used by investing activities                                (49,285)               (4,655)
                                                                  ------------------    ------------------

Financing activities:
Net borrowings under line of credit agreement                              20,000                  -
Capital investment in Bar-Ed Corporation                                    9,891                  -
Repayments on capital leases                                               (4,353)               (1,624)
Proceeds from borrowings on long-term debt                                 90,000                  -
Repayments on long-term debt                                              (23,289)              (27,669)
Distributions to shareholders                                             (26,628)                 -
                                                                  ------------------    ------------------
         Cash provided (used) by financing activities                      65,621               (29,293)
                                                                  ------------------    ------------------

Net increase in cash and cash equivalents                                   6,358                 4,744

Cash and cash equivalents, beginning of year                                5,370                   626
                                                                  ------------------    ------------------

Cash and cash equivalents, end of year                            $        11,728       $         5,370
                                                                  ==================    ==================

Supplemental cash flow information:
    Cash paid for interest                                        $        30,414       $        17,622

                                                                  ==============    ==================

                 The accompanying notes are an integral part of
                          these financial statements.

                       Progressive Therapy Services, P.A.
                          Notes to Financial Statements



Note 1.  Significant Accounting Policies

Organization -Progressive Therapy Services, P.A. and its affiliate, Bar-Ed, Professional Corporation, (collectively referred to as "Progressive"), own and operate a physical therapy practice at three locations in metropolitan Columbia, South Carolina, and at one location in North Augusta, South Carolina.

The financial statements have been prepared solely from the accounts of Progressive Therapy Services, P.A. and its affiliate, Bar-Ed, Professional Corporation, and do not include the personal accounts of the stockholders or those of any other activities in which they may be engaged. The accompanying financial statements present the combined assets, liabilities, equity and operations of the two entities because they operate under common control. All significant intercompany transactions and balances have been eliminated. Management makes estimates that are a necessary part of the preparation of financial statements. These estimates include the useful lives of equipment, some of which is subject to technological obsolescence, and the net realizable value of patient accounts receivable. At December 31, 1996, management is not aware of any conditions that could significantly affect the estimates employed in the preparation of the financial statements.

Accounts Receivable - Accounts receivable represents amounts due from patients, employers and various third-party payors. Provisions for uncollectable amounts are made based on management's estimates of future collectability and historical payment percentages.

Property and Equipment - Property and equipment is reported at cost. Depreciation for financial reporting purposes is computed using accelerated methods for furniture and equipment and by the straight-line method for buildings. Estimated useful lives range from five to seven years for equipment and 31 years for buildings. Depreciation expense includes the amortization of capital lease assets. Maintenance, repairs and the cost of minor equipment are charged to expense. Major renewals or betterments, which prolong the life of the assets, are capitalized. Upon disposal of depreciable property, the asset accounts are reduced by the related cost and accumulated depreciation. The resulting gains and losses are reflected in the statements of operations.

Income Taxes - Progressive has elected S Corporation status as is provided by the Internal Revenue Code. Under this election, the revenues and expenses are reported on the personal income tax returns of the shareholders. Accordingly, the accompanying financial statements have no provision for income tax expense.

Cash Equivalents - Progressive considers all short-term debt instruments with a maturity of three months or less at the date of acquisition to be cash equivalents.

Supplemental disclosure of non-cash financing and investing activities: During 1996 and 1995, Progressive placed into service certain medical equipment and furniture totaling $119,141 and $19,791, respectively, acquired under capital leases.

Fair Value of Financial Investments - The fair value of accounts receivable and accrued expenses payable are estimated by management to approximate their respective carrying values. All significant long-term borrowings are under variable rate terms. Accordingly, management estimates the fair value of long-term debt approximates it carrying value.

Note 2.  Description of Leasing Arrangements

Progressive leases certain medical equipment under capital leases expiring on various dates through August 2001. At the end of the lease terms, Progressive is generally transferred title to the leased equipment. In some cases, the payment of a fee representing residual value is required.

Included in property and equipment are the following assets held under capital leases:

                                              1996                  1995
                                   -------------------    ------------------

Office and medical equipment        $        138,922       $        19,781
Less, accumulated amortization                38,829                 3,956
                                   -------------------    ------------------
                                    $        100,093       $        15,825
                                   ===================    ==================

The following is a schedule by years of the future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of December 31, 1996.

          1997                                           $       48,515
          1998                                                   51,493
          1999                                                   45,502
          2000                                                   24,914
          2001                                                    9,984
                                                     ------------------

          Total minimum lease payments                          180,408
          Less amounts representing interest                     47,463
                                                    -------------------

          Present value of minimum lease payments               132,945
          Less current portion of lease obligations              28,372
                                                    -------------------

          Capital lease obligations                      $      104,573
                                                    ===================


Note 3.  Property and Equipment

At December 31, 1996 and 1995, property and equipment consisted of the following:

                                              1996                  1995
                                      ------------------    ------------------

Land                                  $        65,000       $        68,500
Building                                      125,000               125,000
Office and medical equipment                  223,552                82,563
Furniture and fixtures                         32,483                 2,955
Vehicles                                       93,960                93,960
                                       -----------------    ------------------
                                              539,995               372,978
Accumulated  depreciation                     185,770               138,332
                                       -----------------    ------------------
      Furniture and equipment, net     $      354,225       $       234,646
                                       =================    ==================

Note 4.  Long-term Debt

Progressive's long-term debt at December 31, 1996 and 1995 follows:

                                                 1996                 1995
                                      -----------------    ------------------

Note payable to a stockholder in monthly
payments of $226, including principal
and interest at 6.5%, maturing June,
1998, unsecured                       $         3,867      $         6,244

Note payable to an individual in monthly
payments of $389, including principal and
interest at 8.0%, maturing April, 2000,
unsecured                                      13,641               17,075

Variousequipment  notes payable to banks
bearing  interest at rates ranging from
6.5% to7.7%, maturing August, 1998,
collateralized by vehicles                     18,043               29,092

Mortgage payable to a bank in monthly
payments  of $1,519  bearing  interest at
8.75%, maturing May, 2008,
collateralized by real estate                 131,340              137,769

Note payable to a bank in monthly payments
of $535,  bearing interest at 9.7%,
maturing December, 1998, secured by
business assets                                40,000                    -

                                     -----------------    ------------------
Note payable to a bank in monthly payments
of $804, bearing interest at 10.1%,
maturing October, 2003, secured by
business assets                                50,000                    -
                                     -----------------    ------------------
                                              256,891              190,180
Less, current portion long-term debt           31,293               23,289
                                     -----------------    ------------------

                                      $       225,598      $       166,891
                                     =================    ==================

Certain of Progressive's borrowings are personally guaranteed by its principal stockholders.

The aggregate maturities of long-term debt as of December 31, 1996 are as follows:

          Maturing during the year ended December 31,

                      1997                            $       31,293
                      1998                                    29,705
                      1999                                    53,572
                      2000                                    17,767
                      2001 and thereafter                    124,554
                                                   ------------------
                                                      $      256,891
                                                   ==================

Note 5.  Related Party Transactions

The stockholders participate in the medical activities of Progressive. All payments for services and benefits to the stockholders are recorded as salaries and contract services and are included in cost of operations in the financial statements. For the periods ended December 31, 1996 and 1995, amounts paid to the stockholders totalled approximately $37,000 and $35,000, respectively.

Note 6.  Concentration of Credit Risk

In the normal course of providing health care services, Progressive extends credit to patients in its service area without requiring collateral. Each individual's ability to pay balances due Progressive is assessed and reserves are established to provide for management's estimate of uncollectable balances. Future revenues of Progressive are largely dependent on third-party payors and include Medicare and private insurance companies. The amount of loss Progressive would incur in the event of non-payment by the counter party is the amount of the patient billing.

Note 7.  Contingencies

At December 31, 1996, management and its legal counsel are not aware of any pending or threatened litigation, or unasserted claims against Progressive that could result in losses, if any, that would be material to the financial statements.

Note 8.  Subsequent Event

On October 8, 1997, UCI Medical Affiliates of South Carolina, Inc. ("UCI") acquired the accounts receivable, certain office and medical equipment and substantially all of Progressive's intangible assets (including patient lists and goodwill) for $856,756 consisting of $723,811 in restricted common stock of UCI and the assumption of liabilities totalling $132,945. UCI entered into an agreement with a stockholder to lease the Progressive office space for $13,600 annually. As a condition of the transaction, each of the stockholders entered into a five-year physician services agreement to provide, on average, forty hours per week of physician services.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                               September 30, 1996
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of September 30, 1996 per the Company's Annual Report and Progressive Therapy Services, P.A. as of December 31, 1996 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Progressive Therapy Services, P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                     UCI Medical        Progressive
                                     Affiliates,          Therapy
                                        Inc.             Services,         Pro Forma              Pro Forma
                                                           P.A.           Adjustments              Combined
                                    --------------     --------------    ---------------        ---------------
Assets
Cash and cash equivalents           $     237,684      $      11,728     $     (11,728)  (a.)   $     237,684
Accounts receivable, net                4,187,394            147,658                --              4,335,052
Medical supplies inventory                407,617                 --                --                407,617
Deferred taxes                            197,056                 --                --                197,056
Prepaids and other assets                 441,384                 --                --                441,384
                                    --------------     --------------    ---------------        ---------------
          Total current assets          5,471,135            159,386           (11,728)             5,618,793
Property, plant and equipment, net
                                        3,300,048            354,225          (215,735)  (a.)       3,438,538
Deferred taxes                            855,126                 --                --                855,126
Goodwill                                5,828,963                 --           570,608   (a.)
                                                                               (38,041)  (b.)       6,361,530
Other assets                              277,422             30,247           (30,247)  (a.)         277,422
                                    ==============     ==============    ===============        ===============
          Total assets              $  15,732,694      $     543,858     $     274,857          $  16,551,409
                                    ==============     ==============    ===============        ===============

Liabilities and Capital
Current portion - long-term debt    $     913,749      $      79,665     $     (51,293)  (a.)   $     942,121
Accounts payable                        1,391,858             33,566           (33,566)  (a.)       1,391,858
Accrued payroll                           750,745                 --                --                750,745
Other accrued liabilities                 394,635                 --           166,400   (c.)
                                                                                13,600   (d.)         574,635
                                    --------------     --------------    ---------------        ---------------
           Total current                3,450,987            113,231           (84,859)             3,659,359
   liabilities
Deferred taxes                                 --                 --                --                     --
Long-term debt, net of current          4,459,484            330,171          (225,598)  (a.)       4,564,057
                                    --------------     --------------    ---------------        ---------------
        Total liabilities               7,910,471            443,402          (310,457)             8,223,416
                                    --------------     --------------    ---------------        ---------------
Common stock                              240,390                400              (400)  (a.)
                                                                                13,466   (a.)         253,856
Paid-in capital                        13,732,393             19,491           (19,491)  (a.)
                                                                               710,345   (a.)      14,442,738
Accumulated earnings (deficit)         (6,150,560)            80,565           (80,565)  (a.)
                                                                              (218,041)  (e.)      (6,368,601)
                                    --------------     --------------    ---------------        ---------------
           Total capital                7,822,223            100,456           405,314              8,327,993
                                    ==============     ==============    ===============        ===============
    Total liabilities and capital   $  15,732,694      $     543,858     $     274,857          $  16,551,409
                                    ==============     ==============    ===============        ===============

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                               September 30, 1996
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Progressive Therapy Services, P.A. and Bar-Ed Professional Corporation (collectively "Progressive"), by UCI Medical Affiliates, Inc. for an aggregate price of $856,756. The purchase occurred on October 8, 1997. The combining balance sheet reflects the balances of UCI at September 30, 1996 and Progressive at December 31, 1996. Pro forma adjustments are made to reflect:

(a.)The assets acquired consisted of:     The purchase price consisted of:

    $147,658   Accounts receivable         $ 13,466  Common stock
     138,490  Furniture, equipment          710,345  Additional paid-in-capital
     570,608   Goodwill                     132,945  Liabilities assumed
     -------                                -------
    $856,756                               $856,756
     =======                                =======

       Issuance of 269,325 shares of restricted common stock valued at $723,811 at estimated per share value of $2.69.

       Certain deposits ($11,728), certain furniture and equipment ($215,735), and other assets ($30,247) were not acquired. Accounts payable ($33,566), long-term debt ($276,891), and prior stockholders' equity ($100,456) were not assumed.

     (b.) Excess of acquisition cost over the fair values of net assets acquired (goodwill) less one year's amortization. ($570,608 goodwill less $38,041 amortization)

     (c.) Net increase in fees for physician services is $166,400 annually, based on the physician's service agreement.

     (d.) Net increase in rental expense for office facilities is $13,600 annually, based on the rental agreements executed between the parties.

     (e.) Effects of pro forma adjustments on statement of operations, closed into pro forma retained earnings.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Statement of
                           Operations and Accumulated
                           Deficit for the year ended
                               September 30, 1996
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1996 per the Company's Annual Report and Progressive Therapy Services, P.A. as of December 31, 1996 appearing in item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Progressive Therapy Services, P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                                       Progressive
                                                         Therapy
                                     UCI Medical        Services,         Pro Forma              Pro Forma
                                   Affiliates, Inc.       P.A.           Adjustments              Combined
                                  ----------------    --------------    ---------------       -----------------

Revenue                           $   23,254,351      $    964,405      $           --        $   24,218,756
Operating costs                        21,525,421          792,387             166,400  (a.)
                                                                                13,600  (c.)     22,497,808
                                  ----------------    --------------    ---------------       -----------------
  Operating margin                      1,728,930          172,018            (180,000)           1,720,948

General and administrative
   expenses                               148,637          122,562                  --              271,199
Depreciation and amortization             961,115           48,847              38,041  (b.)      1,048,003
                                  ----------------    --------------    ---------------       -----------------
  Income from operations                  619,178              609            (218,041)             401,746

Interest expense, net                    (582,937)         (30,414)                 --             (613,351)
Gain on equipment                           2,105               --                  --                2,105
                                  ----------------    --------------    ---------------       -----------------

Income before income tax                   38,346          (29,805)           (218,041)            (209,500)
Income tax benefit                        427,733               --                  --               427,733
                                  ----------------    --------------    ---------------       -----------------

Net (loss) income                         466,079          (29,805)           (218,041)             218,233

Accumulated deficit - beginning
   of year                             (6,616,639)         136,998             (80,565)          (6,560,206)
 Distribution to stockholders                  --          (26,628)                 --              (26,628)
                                  ----------------    --------------    ---------------       -----------------

Accumulated deficit - end of
   year                           $   (6,150,560)     $     80,565            (298,606)       $   (6,368,601)
                                  ================    ==============    ===============       =================

Earnings per common and common equivalent share:
    Net income                    $          .11                (d.)                --        $         .05
                                  ================    ==============    ===============       =================

Weighted average shares of
   common stock outstanding             4,294,137               (d.)                --            4,563,462
                                  ================    ==============    ===============       =================

                          UCI Medical Affiliates, Inc.
                           Note to Pro Forma Combining
                           Statement of Operations and
                           Accumulated Deficit for the
                          year ended September 30, 1996
                                   (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1. to the pro forma balance sheet:

     (a.) Net change in physician salary. Does not include any potential fees or productivity or other incentives provided for in employment contracts between the stockholders of Progressive Therapy Services P.A. and UCI Medical Affiliates, Inc.

     (b.) Addition for amortization of goodwill on a straight line basis over 15 years.

     (c.) Net increase in rental expense for office facilities based on rental agreements executed between the parties.

     (d.) Not applicable; Progressive Therapy Services, P.A. was not required to, and did not, compute earnings per share.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of June 30, 1997 per the Company's Form 10QSB and Progressive Therapy Services, P.A. as of September 30, 1997. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Progressive Therapy Services, P.A. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                                    Progressive
                                 UCI Medical          Therapy            Pro Forma             Pro Forma
                               Affiliates, Inc.    Services, P.A.       Adjustments             Combined
                               -----------------  -----------------  ------------------     -----------------
Assets
Cash and cash equivalents      $        119,538   $         27,079   $        (27,079) (a.) $        119,538
Accounts receivable - net             5,743,707             90,311                 --              5,834,018
Medical supplies inventory              379,647                 --                 --                379,647
Deferred taxes                          197,056                 --                 --                197,056
Prepaids and other assets               445,636                 --                 --                445,636
                               -----------------  -----------------  ------------------     -----------------
      Total current assets            6,885,584            117,390            (27,079)             6,975,895
Property, plant and
   equipment, net                     3,433,218            309,217           (215,735) (a.)        3,526,700
Deferred taxes                        1,380,126                 --                 --              1,380,126
Goodwill                              5,720,394                 --            672,963  (a.)
                                                                              (33,648) (b.)        6,359,709
Other assets                            268,908             29,780            (29,780) (a.)          268,908
                               -----------------  -----------------  ------------------     -----------------
       Total assets            $     17,688,230   $        456,387   $        366,721       $     18,511,338
                               =================  =================  ==================     =================
Liabilities and Capital
Current portion - long-term
   debt                        $        854,903   $         68,257   $             --       $        923,160
Accounts payable                      1,627,827              9,658             (9,658) (a.)        1,627,827
Accrued payroll                         452,995                 --                 --                452,995
Other accrued liabilities               330,679                 --            124,800  (c.)
                                                                               10,200  (d.)          465,679
                               -----------------  -----------------  ------------------     -----------------
       Total current                  3,266,404             77,915            125,342              3,469,661
            liabilities
Deferred taxes                               --                 --                 --                     --
Long-term debt, net of current        5,659,476            340,821           (276,133) (a.)        5,724,164
                               -----------------  -----------------  ------------------     -----------------
      Total liabilities               8,925,880            418,736           (150,791)             9,193,825
                               -----------------  -----------------  ------------------     -----------------
Common stock                            260,390                400               (400) (a.)
                                                                               13,466  (a.)          273,856
Paid-in capital                      14,312,393             19,491            (19,491) (a.)
                                                                              710,345  (a.)       15,022,738
Accumulated earnings (deficit)       (5,810,433)            17,760            (17,760) (a.)
                                                                             (168,648) (e.)       (5,979,081)
                               -----------------  -----------------  ------------------     -----------------
         Total capital                8,762,350             37,651            517,512              9,317,513
                               -----------------  -----------------  ------------------     -----------------
         Total     liabilities
         and       capital     $     17,688,230   $        456,387   $        366,721       $     18,511,338
                               =================  =================  ==================     =================

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Progressive Therapy Services, P.A. and Bar-Ed Professional Corporation (collectively "Progressive"), by UCI Medical Affiliates, Inc. for an aggregate price of $856,756. The purchase occurred on October 8, 1997. The combining balance sheet reflects the balances of UCI at June 30, 1997 and Progressive at September 30, 1997. Pro forma adjustments are made to reflect:

(a.)The assets acquired consisted of:    The purchase price consisted of:

    $ 90,311   Accounts receivable       $ 13,466   Common stock
      93,482   Furniture, equipment       710,345   Additional paid-in-capital
     672,963   Goodwill                   132,945   Liabilities assumed
     -------                              -------
    $856,756                             $856,756
     =======                              =======

       Issuance of 269,325 shares of restricted common stock valued at $723,811 at estimated per share value of $2.69.

       Certain deposits ($27,079), certain furniture and equipment ($215,735), and other assets ($29,780) were not acquired. Accounts payable ($9,658), long-term debt ($276,133), and prior stockholders' equity ($37,651) were not assumed.

     (b.) Excess of acquisition cost over the fair values of net assets acquired (goodwill) less nine month's amortization. ($672,963 goodwill less $33,648 amortization)

     (c.) Net increase in fee for physician services of $124,800 for nine months based on service agreement for nine months recorded as an accrued payable.

     (d.) Net increase in rental expense for office expense is $10,200 for nine months, based on the rental agreements executed between the parties.

     (e.) Effects of pro forma adjustments on statement of operations, closed into pro forma retained earnings.

                          UCI Medical Affiliates, Inc.
            Pro Forma Statement of Operations and Accumulated Deficit
                     for the nine months ended June 30, 1997
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of June 30, 1997 per the Company's Form 10QSB and Progressive Therapy Services, P.A. as of September 30, 1997. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Progressive Therapy Services, P.A. after giving effect to the pro forma adjustments described in
Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                            UCI            Progressive
                                          Medical       Therapy Services,          Pro Forma              Pro Forma
                                     Affiliates, Inc.          P.A.               Adjustments              Combined
                                     ------------------ -------------------    ------------------      -----------------

     Revenue                         $     20,299,676   $        702,524       $             --        $     21,002,200
     Operating costs                       18,876,302            636,054                124,800  (a.)
                                                                                         10,200  (c.)        19,647,356
                                     ------------------ -------------------    ------------------      -----------------
     Operating margin                       1,423,374             66,470               (135,000)              1,354,844

     General and administrative
         expenses                             127,881             49,862                     --                 177,743
     Depreciation and amortization            892,372             49,040                 33,648  (b.)           975,060
                                     ------------------ -------------------    ------------------      -----------------
     Income from operations                   403,121            (32,432)              (168,648)                202,041

     Interest expense, net                   (570,951)           (30,373)                    --                (601,324)
     Gain on equipment                          8,809                 --                     --                   8,809
                                     ------------------ -------------------    ------------------      -----------------
     Income (loss) before income tax
                                             (159,021)           (62,805)              (168,648)               (390,474)
     Income tax benefit                       499,148                 --                     --                 499,148
                                     ------------------ -------------------    ------------------      -----------------

     Net income                               340,127            (62,805)              (168,648)                108,674

     Accumulated deficit -
        beginning of period                (6,150,560)            80,565                (17,760)             (6,087,755)
                                     ------------------ -------------------    ------------------      -----------------

     Accumulated deficit - end of
        period                       $     (5,810,433)  $         17,760               (186,408)       $     (5,979,081)
                                     ================== ===================    ==================      =================
                                                                                                              (f)
     Earnings per common and common equivalent share:
         Net income                  $            .07                 (d.)                   --        $            .02
                                     ================== ===================    ==================      =================
                                                                                                              (a)
     Weighted average shares of                                                                               (a)
        common stock outstanding            4,819,527                 (d.)                   --               5,088,852
                                     ================== ===================    ==================      =================

                          UCI Medical Affiliates, Inc.
                      Note to Pro Forma Combining Statement
                          of Operations and Accumulated
                           Deficit for the nine months
                               ended June 30, 1997
                                   (Unaudited)

1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1. to the pro forma balance sheet:

     (a.) Net change in physician salary. Does not include any potential fees or productivity or other incentives provided for in employment contracts between the stockholders of Progressive Therapy Services, P.A. and UCI Medical Affiliates, Inc.

     (b.) Addition for nine months amortization of goodwill on a straight line basis over 15 years.

(c.) Net increase in rental expense for office facilities for nine months based on rental agreements executed between the parties.

     (d.) Not applicable; Progressive Therapy Services, P.A. was not required to, and did not, compute earnings per share.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ Marion F. McFarland, III, M.D.          /s/ Jerry F. Wells, Jr.
Marion F. McFarland, III, M.D.              Jerry F. Wells, Jr., CPA
President, Chief Executive Officer and      Executive Vice President of
Chairman of the Board                       Finance and Chief Financial Officer



Date:                   December 11, 1997